Group Variable Universal Life Insurance
The Prudential Variable Contract Account GI-2
The Prudential Insurance Company of America

Supplement dated November 4, 2014
to Special Features of the Group Contract Prospectus dated May 1, 2014 for

Group Variable Universal Life Insurance Contracts

for

JP Morgan Chase & Company

On or about December 12, 2014 (“Liquidation Date”), the JPMorgan Insurance Trust International Equity Portfolio will be terminated and liquidated.  Effective December 1, 2014, this investment option is closed to all premium payments and transfers. Please note that you have the ability to transfer out of this investment option at any time prior to the liquidation date. There will be no fee for these transfers and such transfers will not count towards any transfer limit described in your prospectus.

As of the close of business on the Liquidation Date, any value in the Subaccount will be transferred to the PSF Money Market Portfolio and all allocation instructions to the JPMorgan Insurance Trust International Equity Portfolio will be directed to the PSF Money Market.

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